Exhibit 99.1
BIOLASE Technology, Inc. Federico Pignatelli, Chairman, CEO & President Fred Furry, CFO & VP Finance Rodman & Renshaw Annual Global Investment Conference September 11-13, 2011, New York City

Safe Harbor Statement This presentation may contain forward-looking statements that are based on our current expectations, estimates and projections about our industry as well as management's beliefs and assumptions. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," "may," "will," and variations of these words or similar expressions are intended to identify forward-looking statements. These statements include projections about our future earnings and margins and speak only as of the date hereof. Such statements are based upon the information available to us now and are subject to change. We will not necessarily inform you of such changes. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. The important factors which could cause actual results to differ materially from those in the forward-looking statements include, among others, a downturn or leveling off of demand for our products due to the availability and pricing of competing products and technologies, adverse international market or political conditions, a domestic economic recession, the volume and pricing of product sales, our ability to control costs, intellectual property disputes, the effects of natural disasters and other events beyond our control and other factors including those detailed in BIOLASE's filings with the Securities and Exchange Commission including its prior filings on Form 10-K and 10-Q. PAGE 2

BIOLASE is About Revolutionizing Surgery in Dentistry and Medicine BIOLASE is NOT just another medical device company! PAGE 3

How has BIOLASE Revolutionized Surgery?
…through the science of WaterLase!

Conventional Surgical Devices include the scalpel, high speed drill, electrosurge, electric bone saws, and heat generating lasers.

Years of engineering and research at BIOLASE led to the discovery that **the Er,Cr:YSGG (2796nm) laser** crystal (Erbium, Chromium doped Yttrium-Scandium-Gallium-Garnet) **has the highest level of absorption in water molecules** contained in human tissue. **This absorption creates an expansion and vaporization** of the water molecules **causing a biological ablation of human tissue** including teeth, dentin, bone, gum, skin and the eye). For example, tooth enamel contains up to 5% water, dentin and bone contain up to 25% water, soft tissue (gum tissue and skin) contains up to 80% water, and the eye contains up to 90% water.

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Why BIOLASE WaterLase Technology in Dentistry?

Traditional high-speed drills work by FRICTION which creates HEAT which causes PAIN. This PAIN necessitates injections of ANESTHESIA which results in PAIN and NUMB LIPS. In addition, the lack of feeling from the numbing injections can lead to THERMAL DAMAGE which can lead to PULPAL DEATH and result in a ROOT CANAL.

The traditional high-speed drill also causes VIBRATION, which causes PAIN and leads to MICROFRACTURES. These MICROFRACTURES allow BACTERIA to penetrate the tooth which causes further DECAY and the FRACTURING of teeth.

High speed drills also require the use of BURS which even after autoclaving have a 15% chance of carrying pathogenic micro-organisms. Needles and files can also carry bacteria. That means in traditional dentistry the patient has a 1 in 6 chance of cross contamination.

WaterLase energy is bactericidal, antiviral and essentially eliminates the risk of cross contamination. Further, there is no heat or vibration so there is no pain.

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Traditional Dentistry Traditional Dentistry The painting Cavadenti, the Tooth Puller, by Caravaggio, circa 1608 PAGE 6

Alternative Hi-Tech Dentistry Atraumatic Pediatric Tooth Extraction The aiming beam on the NEW WaterLase iPlus is green. This red beam featured in the previous generation of WaterLase products does not cut the tissue. Tissue is cut biologically, with water at the molecular level. Using BIOLASE WaterLase Systems, including our new WaterLase iPlus System: PAGE 7

Alternative Dentistry is Less Frightening

- Traditional Surgical Approach: Using the dental drill offers more of the same which is pain, local anesthetic, swelling, pain killers, micro-fractures and cross contamination.
- Alternative, Hi-tech, Biological Surgical Approach: Using WaterLase technology offers a biological solution with none of the downsides of traditional dentistry: NO drill, NO shot, NO pain, and NO cross contamination of bacteria or viruses.
- WaterLase is about ROI: This minimally invasive and biological solution also offers same day multi-quadrant dentistry, because of no need for local anesthetic. This advantage, made possible by WaterLase Technology, also allows dentists to generate higher fees per patient visit.



HEALTH JOURNAL | FEBRUARY 1, 2011

More Dentists Taking Pains to Win Back Fearful Patients

By MELINDA BECK

WSJ .com

Nearly one-quarter of all Americans avoid dentists because they're afraid, according to American Dental Association surveys. And the fear comes in many forms.

In an attempt to win back fearful patients, dentists like Dr. Eda Elks in New York offer spa-like services. WSJ's health columnist Melinda Beck reports.

There's fear of pain, fear of needles, fear of drills, fear of blood, fear of gagging, fear of feeling helpless or having personal space violated, fear of being lectured for not brushing or flossing adequately and fear of being admonished for staying away so long.

"I even hate that sucky thing that vacuums up your saliva," says Carolyn Moody, a Bridgewater, N.J., mother of three who avoided dentists for 10 years. Now she makes sure to bring her iPod. "As soon as I hear that drill, even from another room, my fists clench, my body stiffens and my heart starts pounding," she adds.

Of course, delaying cleanings and checkups only compounds dental problems. Neglected plaque creates cavities; cavities can lead to root canals; root canals require crowns and eventually implants or dentures or worse, a mouthful of toothless gums. Some oral-health problems also send bacteria into the bloodstream, raising the risk of heart attack, diabetes and dementia.

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The Untapped Portion of the Dental Market How BIOLASE WaterLase technology can increase a dentist's patients by 33%. According to the ADA...nearly 25% of all Americans avoid dentists because they are afraid of dental drills and needles. There are 160,000 dentists currently serving a population of 300 million Americans. That means 75 million Americans are avoiding dental care because of fear. That equates to an average of 470 patients per dentist! Patients spend about $1,000 per year on dental care, meaning that U.S. dentists are missing out on an average of $470,000 of potential revenue, every year. If a dentist that adopts painless WaterLase Technology realizes only half of this potential, they could earn an additional $235,000 in annual revenue by just serving fearful patients. The flagship Waterlase iPlus System cost is only $57,900. PAGE 9

Waterlase Technology(tm) R.O.I. Waterlase MD Turbo enables dentists to perform procedures they currently refer out to specialists, for example: Gingivectomy for Immediate Subgingival Class V Restoration = $160 Perio Treatment Quadrant of 4-7mm pockets 4 @$375/ea = $1,500 Hard-tissue Crown Lengthening = $520 Herpetic or Aphthous Ulcer = $308 Frenectomy = $355 $300-$600/day in additional revenue Procedures are easy to learn and perform provided dentist attends clinical training, which is included in cost of laser Dentist's Return on Investment: 430%-1,180% Monthly Lease Payment New Monthly Revenue Created $750-900 $4,800-$9,600 PAGE 10

Technology Supported by Scientific Data Substantial Data: The effectiveness of dental lasers is proven and well researched. Clinical data and peer- reviewed specialty journals substantiate the effectiveness of laser treatment in a wide variety of procedures. PAGE 11

Some of the Dental Schools that are Teaching WaterLase Technology around the World PAGE 12

WaterLase High Speed Cutting PAGE 13

WaterLase vs. Drill PAGE 14

Patients Urged to Ask their Dentists About the Risk of Cross Contamination

Multiple Studies indicate that cross contamination is a huge threat in the dental office[1,2,3,4]:

- The Centers for Disease Control defines cross-contamination as the act of spreading bacteria and viruses from one surface to another. Blood-borne viruses have the ability to live on objects and surfaces for as long as a week.
- Even something as innocuous as the chain and holder that fastens a patient's protective bib in place can contain 1,000 times more bacteria than disposable or sterilized chains.
- Sterilization techniques used for the dental burs used with the high speed drill and endodontic files used in root canals are not 100% effective.
- The increase in strains of resistant bacteria and viruses present serious health threats for patients with compromised immune systems such as: the elderly, ill, and cancer survivors.



1. Dental Health Magazine 2. Dental Burs and Endodontic Files: Are Routine Sterilization Procedures Effective?: Archie Morrison, DDS, MS, FRCD(C); Susan Conrod, DDS JCDA • www.cda-adc.ca/jcda • February 2009, Vol. 75, No. 1. 3. Contaminated dental instruments: Smith A, Dickson M, Aitken J, Bagg J.J Hosp Infect. 2002 Jul;51(3):233-5. 4. The antimicrobial efficacy of the erbium, chromium:yttrium-scandium-gallium-garnet laser with radial emitting tips on root canal dentin walls infected with Enterococcus faecalis: Wanda Gordon, DMD, Vahid A. Atabakhsh, DDS, Fernando Meza, DMD, Aaron Doms, DDS, Roni Nissan, DMD, Ioana Rizoiu, MS and Roy H. Stevens, DDS, MS JADA 2007; 138(7): 992-1002.

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WaterLase Laser Technology Eliminates the Risk of Cross Contamination and Contagion

Because NO Pain, NO Tissue Damage & NO Risk of Cross-Contamination:


50X
200X
500X

Burs and Endo Files:

- 15% of "sterilized" burs and up to 76% of "sterilized" endodontic files carry pathogenic *micro-organisms.*[1,2]
- Complex and rugged bur surface difficult to sterilize.
- Autoclaving fails 15% of the time to completely decontaminate burs[1]





WaterLase MD™ reduced E. faecalis 2.86 times more effectively than NaOCl[3]

WaterLase Tips:

- Smooth tip surface does not harbor debris or bacteria like abrasive surface of burs or files.
- YSGG laser energy is bacteriacidal.[3]
- Single-use, disposable tips that work without the need to contact tissue. Also eliminates accidental sticks with contaminated burs.

1. Dental Burs and Endodontic Files: Are Routine Sterilization Procedures Effective?: Archie Morrison, DDS, MS, FRCD(C); Susan Conrod, DDS JCDA • www.cda-adc.ca/jcda • February 2009, Vol. 75, No. 1. 2. Contaminated dental instruments: Smith A, Dickson M, Aitken J, Bagg J.J Hosp Infect. 2002 Jul;51(3):233-5. 3. The antimicrobial efficacy of the erbium, chromium:yttrium-scandium-gallium-garnet laser with radial emitting tips on root canal dentin walls infected with Enterococcus faecalis: Wanda Gordon, DMD, Vahid A. Atabakhsh, DDS, Fernando Meza, DMD, Aaron Doms, DDS, Roni Nissan, DMD, Ioana Rizoiu, MS and Roy H. Stevens, DDS, MS JADA 2007; 138(7): 992-1002

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BIOLASE
PAGE 16

Award winning IP: Recognized for innovation, leadership, and the development of numerous disruptive technologies, most notably the development of a new surgical system to cut human tissue in a biological and atraumatic way. Received Astrum Award at MDB Capital's 2011 Bright Lights Conference. Strategy: Currently working with highly regarded IP consulting company to analyze our patent families and determine those with the greatest potential: Dentistry (including new lasers for hard and soft tissue, a laser toothbrush, flavored water) Ophthalmology (including procedures for presbyopia, glaucoma, maxillofacial surgery) Orthopedics and pain management (including use as a general surgical knife) Internal development, licensing, and legal action against infringers. Intellectual Property PAGE 17

Current Status: BIOLASE currently has 274 issued and pending patents, 70% of which are related to our core Er;Cr:YSGG technology and medical lasers. Filing costs and maintenance are closely monitored. Funding for redundant patents and patents with a low- probability for issuance are stopped. Patent Portfolio Issued Pending Total U.S. 82 48 130 International 60 84 144 Total 142 132 274 PAGE 18

The Value of Technology Dental Lasers: Allow dentists to perform their current daily procedures more efficiently plus perform a wide variety of dental procedures they otherwise may currently be referring out of their practices. Cone Beam 3-D Dental Imaging: Provides a high-definition, digital image at reduced costs with 90% less radiation to the patient and a typical scan time of less than 10 seconds. Dental CAD/CAM: Provides digital dental impressions. PAGE 19

Current Line of BIOLASE Products



All-tissue dental lasers: Our all-tissue lasers include our new flagship laser, the revolutionary WaterLase iPlus, and the WaterLase MD Turbo.



Diode soft-tissue dental lasers: Our soft tissue lasers include the ezLase total diode solution, which offers power and portability, and the revolutionary iLase, a portable diode laser with no foot pedal, power cord, or external controls.



Medical: The Diolase 10 offers high intensity laser therapy in the palm of your hand for pain management.



Digital Imaging: We offer a full line of digital imaging equipment, including cone beam 3-D dental imaging and CAD/CAM digital dental impressions.

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BIOLASE

Laser Toothbrush BIOLASE is currently developing a laser toothbrush in connection with a license agreement with The Proctor and Gamble Company ("P&G"). Research indicates that a laser toothbrush will whiten teeth, disinfect teeth and gums, bio-stimulate teeth and gums, relieve pain, and perform photodynamic therapy. No other product currently on the market can perform all of these functions. Flavored and sterile water Flavored for patient comfort and sterile for dental waterline disinfection. Soft-tissue lasers BIOLASE is engineering a more powerful diode soft-tissue laser that will offer the user multiple wavelengths and power up to 40 watts. Expanding in Dentistry PAGE 21

Ophthalmology: We currently hold 13 issued and 20 pending U.S. and International patents in four patent families in the field ophthalmology, giving us a wide range of applications and coverage. Our technology has the capability to restore the elasticity of the optic nerve and muscle allowing the eye to refocus, curing presbyopia. Management has established a new subsidiary, OCULASE, which will own and develop BIOLASE's ophthalmic assets and technologies. Orthopedics: We are working with several key manufacturers and universities to provide solutions that are not currently available. We are investigating opportunities for several orthopedic applications and anticipate filing several 510(k) applications over the next 12 months. Dermatology: We have FDA approvals for various applications in dermatology and are currently investigating how to enter the market. Podiatry: We are investigating anti-fungal applications for our technology. Pain Management: We are developing a new hand piece and laser to enhance our current applications and expand on our increasing technology in pain management. Expanding in Medicine PAGE 22

Why a turnaround of BIOLASE today will be quicker and more effective than in the past: BIOLASE has a better organizational structure, better cost control, and more efficient & effective management than ever before. The BIOLASE brand is currently known by over 80% of North American dentists and is growing internationally. BIOLASE has the largest installed base of dental lasers which equates to recurring revenues from consumables, warranties, and service contracts. BIOLASE has more products available than ever before. BIOLASE has more clinical trials, more FDA approvals, and more patents and pending patents than ever before. Foundation for a Successful Recovery PAGE 23

How BIOLASE is Positioned in the Dental Market BIOLASE United States BIOLASE International Total: 12,500 Total: 5,500 Grand Total: 18,000 2,800 2,700 5,700 6,800 PAGE 24

Owning BIOLASE Means Owning the Hard Tissue Dental Laser Market... Biolase 80% Source: Biolase Technology Licensing Reports PAGE 25

....and the Overall Dental Laser Market. Biolase 45% Source: iData Research Inc. 2009 US Dental Laser Market: Hard & Soft Tissue PAGE 26

Our Market Opportunity in Dentistry BIOLASE's current market penetration is less than 1.5% of the potential global market. 176,000 dentists in the US and Canada.1 Over 1.2 million dentists in 134 countries.2 18,000 systems in over 11,000 practices. Every 1% of further market penetration is equal to an opportunity of well over $600 million, including consumables. Estimated total global market of 1,200,000, which is growing rapidly due to new markets such as China, India, and Indonesia. 18,0003 systems sold worldwide. 1. American Dental Association. 2. World Federation of Dentistry. 3. 1998-present over 17,300 BIOLASE systems sold. PAGE 27

Global Opportunity in Emerging Dental Markets North America 176,000 dentists 1 dentist / 1,900 population Western Europe 240,000 dentists 1 dentist / 1,800 population Latin America 298,000 dentists 1 dentist / 5,600 population Eastern Europe 120,000 dentists 1 dentist / 4,000 population Middle East 19,000 dentists 1 dentist / 3,100 population India 35,000 dentists 1 dentist / 33,900 population China 16,000 dentists 1 dentist / 82,300 population Rest of Asia 43,000 dentists 1 dentist / 14,000 population Worldwide Total 1,200,000 dentists 1. World Federation of Dentistry Practicing Dentists1 Japan 63,000 dentists 1 dentist / 2,000 population PAGE 28

BIOLASE is the Global Leader in Dental Lasers: Over 18,000 laser systems sold to over 11,000 dental practices in over 50 countries worldwide. We have over 160 employees worldwide We have sales offices in the U.S., Floss (Germany), Madrid (Spain), Shanghai (China), and Mumbai (India), with expansion planned in Dubai (UAE), and Quito (Ecuador). We have training facilities in Charlotte, NC, St. Louis, MO, and Irvine, CA. BIOLASE Technology, Inc. Today Company Headquarters in Irvine, California PAGE 29

Operations Manufacturing and Research & Development Our 57,000 sq. ft. facility houses administrative, sales, marketing, customer care, training, R&D and manufacturing. It is ISO 9001 certified and FDA GMP with clean room operations. Nearly 100% of our components and subassemblies are manufactured in our facility and/or the U.S. Our Irvine facilities can accommodate growth to $250 million and we also have manufacturing capabilities in Floss, Germany. We have a highly skilled R&D team with extensive medical device and laser development expertise. We are highly focused in always improving and extending our dental and medical product portfolio. PAGE 30

Recent Developments Russell Global Index: BIOLASE joined the Russell Global Index and Russell 2000(r) Index in June 2011. Ophthalmology: In June 2011, BIOLASE entered into an agreement with Daniel S. Durrie, M.D., an internationally recognized refractive surgeon, to serve as BIOLASE's primary ophthalmic expert resource and partner with management to oversee the development and execution of our clinical studies and consult on ophthalmic applications for our intellectual property portfolio. Dr. Durrie has been recognized as one of the Top Ten Refractive Surgeons in America and one of the Fifty Most Influential Ophthalmologists in the World. He will also assist with the formation of a new Advisory board for OCCULASE, BIOLASE's new ophthalmology Division, asssist in recruiting members and serve as the inaugural chairman. Dr. Durrie agreed to options to acquire 75,000 shares of BIOLASE's common stock in lieu of cash compensation. Asian Offices: In June 2011, BIOLASE officially opened BIOLASE Technology Asia Pacific, its Asian headquarters, in Shanghai, China, and a direct sales and service office, BIOLASE India Private Limited, in Mumbai, India. PAGE 31

Recent Developments Legal Settlement: In June 2011, BIOLASE reached a final settlement with Philips Electronics (NYSE:PHG) and Discus Dental LLC, regarding the litigation that Discus brought against BIOLASE in 2010 (Discus was subsequently acquired by Philips). In the litigation, Discus asserted various claims that BIOLASE's iLase(tm) personal laser infringed Discus' design patent. All of Discus' and Philips' claims against BIOLASE were completely dropped and dismissed in their entirety with prejudice. Direct Sales in Germany: BIOLASE has regained the ability to sell direct or through other distributors from Henry Schein Inc. (NASDAQ: HSIC) for all of its international territories and has announced plans to expand BIOLASE Europe, GMBH, to now include a direct sales force, along with service and support operations, for the German market. Insider Stock Purchases: During May 2011, officers and directors purchased approximately 85,700 shares of stock in the open market for $368,000. In addition, from February 2011 through May 2011, officers and directors converted approximately 199,000 options into shares of common stock. PAGE 32

Recent Developments Digital Imaging Sales: At the end of the second quarter, BIOLASE received its first orders for its state of the art dental imaging devices for delivery in the third quarter. Additions to the Management Team: BIOLASE has recently hired Richard Whipp as Director of Operations and Ehab Email as Vice President of Global Regulatory, Quality and Clinical Affairs. Private Placement: In June 2011, BIOLASE raised $9 million from institutional investors in a private placement through the sale of 1.6 million shares of common stock and 812,000 warrants. Insider Stock Purchases: During 2011, officers and directors have purchased approximately 109,700 shares of stock in the open market for approximately $440,000. In addition, officers and directors have converted approximately 523,000 options into shares of common stock during 2011. PAGE 33

Management and Employee Stakeholders Management and Employees: BIOLASE's entire executive team holds options to purchase common stock. Further, in December 2010, the Board of Directors granted approximately 1.5 million stock options to ALL of the employees of the Company. These options have a strike price of $2 and have made all employees stakeholders in the success of BIOLASE. CEO Stakeholder: BIOLASE's Chairman, President, and CEO, Federico Pignatelli, has reiterated his personal commitment to BIOLASE by committing to work for an annual salary of one dollar for 2011, as he has done since August 2010. Mr. Pignatelli owns approximately 1.3 million shares of stock and 200,000 options to purchase common stock. The only way that Mr. Pignatelli will make money in 2011 is as a shareholder. PAGE 34

Volume: Millions of Shares 0.5 1.0 Chart & Financial History 20 15 10 5 BLTI SHARE PRICE Guidance 1994-2006 Pignatelli Chairman of the Board Exclusive distribution partnership with Henry Schein Aug 2006-Aug 2010 Aug 2010-Present Pignatelli CEO & Board Chairman 1998 FDA Clearance WaterLase PAGE 35

Symbol Name Recent Price 9/1/11 Current Market Value/ 2011 Revenue Market Cap Price/ Earnings Dividend Yield 4 Year EPS Growth Avg 4 Year Revenue Growth Est Revenue Growth 2011 BLTI BIOLASE Technology $3.00 2.6 $89M -- 4.00% Stock -60.0% -58.0% +150.0% Other Oral Care Other Oral Care Other Oral Care Other Oral Care Other Oral Care Other Oral Care Other Oral Care Other Oral Care Other Oral Care Other Oral Care CL Colgate-Palmolive $88.72 2.7 $43B 18.7 2.78% 9.47% +3.0% +3.0% PG Procter & Gamble $62.60 2.2 $172B 16.7 3.12% 8.94% +1.0% +1.0% Other Laser Other Laser Other Laser Other Laser Other Laser Other Laser Other Laser Other Laser Other Laser Other Laser PMTI Palomar Med Tech $8.01 2.5 $152M -- -- -- -48.0% +18.0% CUTR Cutera Inc $7.38 1.8 $102M -- -- -- -48.0% +19.0% Relative Valuations PAGE 36

BIOLASE Technology, Inc. Federico Pignatelli, Chairman, CEO & President Fred Furry, CFO & VP Finance Rodman & Renshaw Annual Global Investment Conference September 11-13, 2011, New York City PAGE 37